UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MYOMO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on June 9, 2020, for Myomo, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/MYO. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 29, 2020.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/MYO

Proxy Materials Available to View or Receive:

1. Annual Report             2. Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/MYO	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Myomo, Inc., Notice of Annual Meeting
	Meeting Type: For holders as of: Date: Time: Place:	Annual Meeting April 15, 2020 Tuesday June 9, 2020 9:00 a.m. (Eastern Time) Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/MYO for more details.

The Board of Directors Recommends a Vote FOR the nominees listed in proposal 1 and FOR proposals 2 and 3.

1.

To elect two Class III directors, namely Thomas F. Kirk and Paul R. Gudonis, to hold office until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.

2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.	To approve the adoption of Amendment No. 1 to the Myomo, Inc. 2018 Stock Option and Incentive Plan; and

Note: To transact any other business that may properly come before the annual meeting or any adjournment thereof.

In order to attend, you must register in advance at www.proxydocs.com/MYO prior to the deadline of June 5, 2020 at 5:00 pm Eastern Time. The control number above will be required to register. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.